EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Clifford K. Bown, certify, based upon a review of the Quarterly Report on Form 10-Q for VASCO Data Security International, Inc. for the quarter ended on June 30, 2011, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Clifford K. Bown

Clifford K. Bown
Executive Vice President and
Chief Financial Officer
August 5, 2011